UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Hawthorn Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

_____________________________________________________

2)	Form, Schedule or Registration Statement No.:

_____________________________________________________

3)	Filing Party:

_____________________________________________________

4)	Date Filed:

_____________________________________________________

AMENDMENT TO

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 7, 2016

This document is an amendment to our Proxy Statement dated April 22, 2016 being furnished in connection with the Annual Meeting of Shareholders of Hawthorn Bancshares, Inc. to be held on Tuesday, June 7, 2016, commencing at 9:00 a.m., local time, at Hawthorn Bank located at 3600 Amazonas, Jefferson City, Missouri.

EXPLANATORY NOTE

Due to a typographical error, there are two references to "2015" on page 9 of the Proxy Statement, under the heading “What am I voting on?” that were incorrectly made. In each instance the correct reference is to "2016" and, accordingly, the two references to "2015" under that heading are changed to "2016". Other than these changes to our Proxy Statement, the Proxy Statement remains unchanged.

*        *        *